Second Quarter 2012 Financial Results August 8, 2012 Exhibit 99.2 Accelerating Value Realization, Growing Through Strategic Investments and Delivering the Greatest Value from Every Acre

Notice to Investors

This presentation contains “forward-looking statements” within the meaning of the federal securities laws.  Forward-looking statements are typically identified by words or phrases such as
“will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,”
and other words and terms of similar meaning.  These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements, including the timing to consummate the proposed merger, the risk that a condition to closing of the proposed merger may not be satisfied; our ability to achieve the synergies and value creation contemplated by the proposed merger; our ability to promptly and effectively integrate Credo’s businesses, and the diversion of management time on merger-related matters.  Other factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; changes in commodity prices; the opportunities (or lack thereof) that may be presented to us and that we may pursue;
fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies;
changes in laws or regulations; and other factors, many of which are beyond our control.  Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this news release to reflect the occurrence of events after the date of this presentation.
This presentation includes Non-GAAP financial measures. The required reconciliation to GAAP financial measures can be found on our website at www.forestargroup.com.

Second Quarter 2012 Financial Results 3 3 Accelerating Value Realization, Growing Through Strategic Investments and Delivering the Greatest Value from Every Acre

Accelerating Value Realization Drives Improved
Second Quarter 2012 Financial Results
($ in Millions, except per share data)
2nd
Quarter
2012
2nd
Quarter
2011
Net Income (Loss)
$0.8 ($3.9)
Earnings (Loss) Per Share
$0.02 ($0.11)
Segment Earnings:
Mineral Resources
$3.9 $3.1
Real Estate
7.7 1.0
Fiber Resources
0.6 0.7
Total Segment Earnings
$12.2 $4.8
Second Quarter 2012 Weighted Average Diluted Shares Outstanding were 35.4 million
• Q2 2012 results include after-tax expenses of $1.6 million, or $0.05 per share related to pending acquisition of CREDO Petroleum
• Q2 2011 results include after-tax expenses of $1.8 million, or $0.05 per share related to withdrawn private debt offerings

Continuing to Strengthen Balance Sheet and Liquidity

($ in millions)
2nd Quarter
2012
2nd Quarter
2011
Cash and Cash Equivalents
$45 $6
Total Debt
$202 $261
Total Debt / Total Capital
28% 34%
Liquidity
*
$189 $115
2012 Significant Transactions:
($ in millions)
Timing Cash
Debt
Reduction
Palisades West –
sale of 25% interest
Q1 2012 $32 --
Light Farms -
sale of 800 acres
Q2 2012 25 ($31)
Multifamily ventures
- reimbursements
Q2 2012 11 --
Total $68 ($31)
* Liquidity = cash + available revolver

Second Quarter 2012
Operating Highlights

Accelerating Value Realization By Increasing Oil Production and Residential Lot Sales and
Growing Net Asset Value by Capitalizing on Strategic Growth and Investment Opportunities

Building Momentum - Second Quarter Highlights
Oil production up over 120% vs. Q2 2011
Seven additional wells completed – 541 total producing wells
Closed venture for development in downtown Austin - Eleven
Closed venture for development in Denver Tech Center - 360°
Sold 427 residential lots - up over 50% vs. Q2 2011
1,435 lots under option contracts
Sold over 105,000 tons of fiber
99% of available land leased for recreation
Announced definitive agreement to acquire CREDO Petroleum
Sold 800 acres for $56 mm ($3.4 mm gain) - Light Farms ventur
$1.1 mm earnings from loan secured by real estate in Houston

Note: Wells owned by third-party lessee / operator
SINGLE-FAMILY
TIMBERLAND
MULTIFAMILY
FORESTAR
MINERALS,
O
IL
&
GAS

Second Quarter 2012 Minerals – Oil & Gas Highlights Building Momentum By Driving Leasing and Exploration to Increase Production and Reserves 8

Increased Oil Production Driving Higher Royalties
Segment Earnings Reconciliation
Q2 2011 vs. Q2 2012

($ in millions)
Note: Wells owned by third-party lessee / operator
* Increased costs principally related to additional staffing and production taxes
Mineral Resources
$3.1
$2.5
($0.3)
($1.4)
*
$3.9
$0.0
$2.0
$4.0
$6.0
Q2 2011 Royalties        Leasing, Delay Cost of Sales &
Net of Equity
Interests
Rentals &
Other
Operating
Expenses
Q2 2012
Q2 2012 Highlights
•
Oil production up over 120% vs.
Q2 2011
•
Royalties up 60% or $2.5 million
vs. Q2 2011
•
Received over $400,000 in delay rentals
•
7 additional wells completed;
541 total producing wells

Growth in Drilling Activity
Well Count
Q1 2011 – Q2 2012

Forestar’s Share of
Annual Oil Production
2008 – 2012
Strategy Execution Driving Increased Oil Production
* Excludes any benefit from Credo acquisition
475
500
525
550
0
50,000
100,000
150,000
200,000
250,000
Note: Includes ventures; wells owned and operated by third party lessees / operators

Target Formations
2011-2012 Well Completions
East Texas & Louisiana*

Acres Leased
Available for Lease
Held by Production
Acres with Option
New Oil Wells
New Gas Wells
Exploration and Drilling Activity Focused on
Multiple Basins and Formations
* Map excludes 6 wells located in Barnett Shale in North Texas and 9 wells in Colorado

Second Quarter 2012 Fiber Resources Highlights 12 Building Momentum Through Sustainable Harvests and Maximizing Recreational Lease Activity

Stable Fiber Resources Results
Segment Earnings Reconciliation
Q2 2011 vs. Q2 2012
Q2 2012 Highlights
Sold over 105,700 tons of fiber
Higher fiber sales principally reflect timing
of harvests
99% of land leased for recreation
$8.84/acre average price for rec leases
Fiber Sales
Q2 2011 – Q2 2012
($ in millions)
Fiber Resources
$0.7
($0.2)
($0.2)
($0.1)
$0.6
$0.0
$0.5
$1.0
Q2 2011 Fiber
Sales
Rec
Leases
Termination
of timber
lease
Costs Q2 2012
83,400
105,700
$10.21
11.66
Fiber Sales (Tons) Average Price / Ton
$
$0.4

Second Quarter 2012 Real Estate Highlights Building Momentum By Increasing Residential Lot Sales and Capitalizing on Growth Opportunities 14

Impending Shortage of Quality Lots Driving
Demand In Good Locations

Note: Includes ventures
Forestar
Residential Lot Sales
U.S. Housing Markets
Vacant Developed Lot Classification
Source: MetroStudy Top 40 U.S. Housing Markets
Class Starts / Month
A +4
B 3 – 4
C 2 – 3
D 1 – 2
F < 1

Accelerating Value Realization Driving Improved
Second Quarter Results
Q2 2012 Highlights
Segment Earnings Reconciliation
Q2 2011 vs. Q2 2012

($ in millions)
Note: Includes Ventures
Real Estate
*Includes $1.1 million in earnings from loan secured by Discovery at Springs Trails project in Houston
Light Farms venture sold 800 acres for  $56
million - $3.4 million gain on sale
Sold 427 residential lots, up over 50% vs.
Q2 2011
109 remaining lots sold at River Plantation
for $19,700 per lot
Sold 933 acres of undeveloped land for $2.6
million ($2,800 / acre)

Increased Lot Sales and Strong Backlog Reflect Benefit
Of Our Market Position and Lower Inventories in Texas
Residential Lot Sales
Q1 2011 – Q2 2012
Residential Lots Under Option Contract
Q2 2011 – Q2 2012
Note: Includes ventures
River Plantation – Tampa, FL
Life of Project Economics:
($ in millions
)
Total Revenues                $30.1
Total Costs                      (23.3)
Project Cash flow  $6.8

*
Q2 2012 avg. lot price is $53,300/lot excluding sale of remaining
  109 lots at River Plantation in Tampa for $19,700/lot

Barrington Kingwood
Acquired 180 developed lots (Q3 2011) for $9 million
Includes $4 million in reimbursement rights
Q2 2012  Sales Activity:
11 lots sold - $102,500 / lot
$46,900 / lot avg. margin
Gross Profit - $515,600
Discovery at Spring Trails:
Acquired non-performing bank loan for $21mm in Q2 2011
Secured by first lien on Discovery at Spring Trails community
Previous owner investment - $49mm
Equity $17mm
Debt   $32mm
Q2 2012 Earnings = $1.1 million
Houston, Texas
Campus

Real Estate Investments Generating Cash Flow & Earnings
These acquisitions generated $1.6 million in earnings in 2nd Quarter 2012

Timely Developing a Low Capital - High Return
Multifamily Business

Multifamily Projects Ownership Units
June 2012
Occupancy
NOI
*
Cap Rates
Stabilized Multifamily Assets
Broadstone – Houston, TX 100% 401 98% $3.3 million 5.5% - 6.5%
Las Brisas – Austin, TX 59% 414 95% $2.4 million 6.0% - 7.0%
Under Construction
Promesa – Austin, TX 100% 289 39% ** --
Eleven – Austin, TX 25% 257 -- --
360°
– Denver, CO 20% 304 -- --
* Based upon annualized YTD Q2 2012 results
** Represents leased units
Business model is to leverage our existing sites and investments with capital from our partners to create and realize value

Promesa –Leasing Activity Building Momentum
289-unit Class A multifamily property located
in Northwest Austin
First units delivered in April 2012;
approximately 80% complete
39% leased
$29 million total investment at Q2 2012; total
investment at completion = $34 million
Targeting stabilization in Q2 2013

Austin multifamily occupancy rates >96%

Eleven – Multifamily Venture with Canyon-Johnson
21 21
257-unit Class A multifamily property
Designed for certification under Austin Energy
Green Building program
Construction commenced in June, first units
expected Q3 2013
$3.7 million reimbursement of prior
investment with 25% ownership + fees &
promoted interests

Eleven - Preferred Location in Strong Market
22

Located adjacent to downtown Austin
Austin multifamily market remains strong:
Occupancy rates:  95.6%
Annual Rent Growth: 6.1%
Job Growth: 3.3%
Close proximity to 30,000 jobs in
downtown Austin, 24,000 jobs and over
50,000 students at University of Texas,
and 69,000 State of Texas employees
High visibility
Convenient access to cultural and
entertainment offerings
Eleven Site Location
Preferred Location
:

304-unit Class A multifamily property
Designed to obtain Energy Star certification
Construction commenced in July with first units
expected Q3 2013
$7.2 million reimbursement of prior investment with
20% ownership + fees and promoted interests
360° – Multifamily Venture with Guggenheim Real Estate

Denver Tech Center submarket
Multifamily market remains strong:
Occupancy rates: 95.4%
Rent Growth: 5.7%
Job Growth: 2.0%
Close proximity to 30 million sq.ft.
of office space and 150,000
employees
Convenient access to I-25 and
Arapahoe Light Rail station
Near Denver cultural and
entertainment venues
360°- Excellent Location in Strong Multifamily Market

Preferred Location

Second Quarter 2012 Strategic Initiatives 25 Accelerating Value Realization, Optimizing Transparency and Raising NAV Through Disciplined Investments

Our Focus: Triple In FOR

Initiatives Q2 - 2012 Activity
F
ocus on Accelerating Value Realization
Triple Residential Lot Sales
•
Lot sales up over 50% from Q2 2011 levels
•
Oil production up over 120% from Q2 2011
•
Total segment earnings up over 150% from Q2 2011
Triple Oil & Gas Production (Mcfe)
Triple Total Segment Earnings
O
ptimize Transparency & Disclosure
Expand Reported Oil and Gas Resource Potential
•
Acquisition of CREDO Petroleum expands Forestar’s
ability to report oil and gas reserve categories
Additional Transparency on Water Interests
Report Corporate Sustainability Results
R
aise NAV Through Strategic and Disciplined Investments
Growth Opportunities which Prove Up Net Asset Value and
Exceed Return Requirements
•
Announced definitive agreement to acquire CREDO
Petroleum
•
Closed multifamily venture Eleven - Austin, TX
•
Closed multifamily venture 360
°
- Denver, CO
•
$1.1 million in earnings from loan secured by
Discovery at Spring Trails project in Houston
Accelerate Participation in Oil & Gas Working Interests
Develop Low-Capital, High-Return Multifamily Business

Credo: Compelling Combination Value Drivers
Combination creates meaningful scale through production and reserve growth, additional ownership and operations in strategic basins and improves transparency and disclosures
Value Drivers 2011 Metrics
*
CRED         FOR        Combined
Increased Scale /
Doubles Production
and Reserves
Meaningful
Ownership
and Operations in
Prolific Basins
Disclosure
Benefits
Additional transparency on Forestar minerals
FOR YE 2011 reserves 98% PDP’s – Yet to report PUD’s
($ in millions)
Production (BOE) 301,000 422,200 723,200
Reserves (MMBOE) 4.1 3.0 7.1
% Oil 48% 35% 42%
PV-10 ** $62 $81 $143
Undiscounted Future Net Cash Flows ** $116 $134 $250
Net Mineral Acreage *** 125,000 594,000 719,000
Basins 4 5 8
States 9 7 14
*
Note: Based on Credo Form 10-K for the year ended 10/31/11 and Forestar Form 10-K for the year ended 12/31/11, before income taxes

***
Note: Includes both fee and leasehold interests; Forestar acres as of Q2 2012
**
Represent Non-GAAP financial measures.  Forestar’s required reconciliation to GAAP financial measures can be found on our website at
www.forestargroup.com,
and Credo’s required reconciliation is in its Form 10-K for the year ended 10/31/11.

Accelerating Value Realization
Increasing oil production and proven reserves
Growing lot sales and increasing market share
Realizing value from stabilized commercial assets
Capitalizing on growth opportunities and investments to generate near-term cash flow and earnings
Building Momentum By Accelerating Value Realization, Optimizing Transparency and Growing NAV

Anna Torma SVP Corporate Affairs Forestar Group Inc. 6300 Bee Cave Road Building Two, Suite 500 Austin, TX 78746 512-433-5312 annatorma@forestargroup.com 29

Second Quarter 2012 Appendix - Segment KPI’s 30

Q2
2012
Q2
2011
YTD
2012
YTD
2011
Leasing Activity
Net Acres Leased - - 2,532 805 7,366
Avg. Bonus / Acre - - $187 $357 $289
Royalties
*
Oil Produced (Barrels)
61,600 27,900 130,700 59,900
Average Price / Barrel $94.64 $102.23 $96.19 $91.69
Natural Gas Produced (MMCF) 420.4 373.5 872.7 840.3
Average Price / MCF $2.31 $3.92 $2.79 $3.81
Total BOE 131,600 90,200 276,200 199,900
Average Price / BOE $51.65 $47.88 $54.34 $43.46
Segment Revenues ($ in Millions)
$7.1 $4.6 $16.6 $11.9
Segment Earnings ($ in Millions)**
$3.9 $3.1 $9.8 $8.7
Producing Wells
*
(end of period) 541 501 541 501

MINERAL RESOURCES SEGMENT KPI'S
* Includes our share of venture production: 82 MMCf & 172 MMcf in Q2 2012 and YTD Q2 2012; 128 MMCf and 286 MMcf in Q2 2011 and YTD Q2 2011
** Note: Segment results include costs associated with the development of our water initiatives: $1.0 million in Q2 2012; $0.8 million in Q2 2011; $2.3 million in YTD Q2 2012 and $1.9 million in YTD Q2 2011

Q2
2012
Q2
2011
YTD
2012
YTD
2011
Residential Lot Sales
Lots Sold 427 283 712 497
Average Price / Lot $44,700 $52,400 $48,000 $50,600
Gross Profit / Lot $14,800 $20,600 $17,200 $19,700
Commercial Tract Sales
Acres Sold 38   4 38 24
Average Price / Acre $47,000 $185,300 $47,000 $157,900
Land Sales
Acres Sold 933 781 1,388 3,410
Average Price / Acre $2,800 $3,300 $2,600 $2,500
Segment Revenues ($ in Millions)
$26.6 $19.6 $44.6 $40.8
Segment Earnings
(Loss) ($ in Millions)
$7.7 $1.0 $19.2 $3.6
** Q2 2012 results include $3.4 million gain on sale of 800 acres from Light Farm venture.
*** YTD Q2 2012 results include $11.7 million gain on sale of 25% interest in Palisades West
Note: Includes ventures
** ***
*
Includes 109 residential lots sold at $19,700/lot to closeout River Plantation community in Tampa, Florida
*

REAL ESTATE
SEGMENT KPI'
S

Q2
2012
Q2
2011
YTD
2012
YTD
2011
Fiber Sales
Pulpwood Tons Sold 80,800 70,700 105,200 136,300
Average Pulpwood Price / Ton $9.24 $9.22 $9.46 $9.20
Sawtimber Tons Sold 24,900 12,700 29,300 28,200
Average Sawtimber Price / Ton $19.46 $15.69 $19.47 $16.40
Total Tons Sold 105,700 83,400 134,500 164,500
Average Price / Ton $11.66 $10.21 $11.64 $10.44
Recreational Leases
Average Acres Leased
131,800 197,400 131,400 198,800
Average Lease Rate / Acre
$8.84 $8.96 $8.82 $8.93
Segment Revenues ($ in Millions)
$1.5 $1.3 $2.3 $2.7
Segment Earnings ($ in Millions)
$0.6 $0.7 $1.0 $1.3
*Includes $0.2 million gain on termination of timber lease
Note: Fiber resources segment earnings negatively impacted by sale of over 74,000 acres of timberland during 2011
*
*

FIBER
RESOURCES SEGMENT KPI'S

Anna Torma SVP Corporate Affairs Forestar Group Inc. 6300 Bee Cave Road Building Two, Suite 500 Austin, TX 78746 512-433-5312 annatorma@forestargroup.com 34